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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 16, 2003
                                 ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                         L-3 COMMUNICATIONS CORPORATION
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               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          001-14141                                      13-3937434
          333-46983                                      13-3937436
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(Commission File Number)                       (IRS Employer Identification No.)


  600 THIRD AVENUE, NEW YORK, NEW YORK                                   10016
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

DEBT OFFERING

         L-3 Communications Holdings, Inc. announced on December 16, 2003 that L-3 Communications Corporation, its wholly owned subsidiary, is seeking to raise $400.0 million, before underwriting expenses, through a private placement of senior subordinated notes. The notes will be offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, and, outside the United States, only to non-U.S. investors.

         L-3 stated that it will use the net proceeds to repay indebtedness outstanding under its senior credit facilities and for general corporate purposes, including acquisitions. The senior subordinated notes will have a ten-year maturity with interest payable in cash.

         The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

         In addition, L-3 announced its intention to redeem all of its outstanding 5.25% Convertible Senior Subordinated Notes due 2009 (the "Convertible Notes"). To the extent holders of the Convertible Notes do not choose to convert their Convertible Notes into common stock of L-3, all of such Convertible Notes will be redeemed at a redemption price of 102.625% of the principal amount thereof, plus accrued and unpaid interest with the proceeds of the offering.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe Harbor Compliance Statement for Forward-looking Statements included in the company's recent filings, including Form 10-K and 10-Q, with the Securities and Exchange Commission.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.



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Exhibit
Number            Title
------            -----

99.1              Press Release relating to Debt Offering



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              L-3 COMMUNICATIONS HOLDINGS, INC.

                              By: /s/ Christopher C. Cambria
                                  --------------------------------------------
                                  Name:  Christopher C. Cambria
                                  Title: Senior Vice President, Secretary and
                                         General Counsel



                              L-3 COMMUNICATIONS CORPORATION

                              By: /s/ Christopher C. Cambria
                                  --------------------------------------------
                                  Name:  Christopher C. Cambria
                                  Title: Senior Vice President, Secretary and
                                         General Counsel


Dated:  December 16, 2003


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                                  EXHIBIT INDEX


Exhibit
Number            Title
------            -----

99.1              Press Release relating to Debt Offering